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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 22, 2001



                                FINDEX.COM, INC.
             (Exact Name of Registrant as Specified in its Charter)



          NEVADA                  000-29963                  88-0379462
(State or Other Jurisdiction     (Commission            (I.R.S. Employer
      of Incorporation)           File No.)            Identification No.)


                               11640 Arbor Street
                                    Suite 201
                              Omaha, Nebraska 68144
          (Address, including zip code, of principal executive offices)


       Registrant's telephone number, including area code: (402) 333-1900

                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         FindEx.com, Inc. ("FindEx") is filing this Current Report on Form 8-K to provide the information contained in FindEx's press release, dated February 22, 2001. A copy of the press release is attached as Exhibit 99.1 to this Form, and is incorporated herein by reference. The press release announced that the Board of Directors of FindEx has appointed Steven Malone, the current Senior Vice President of Sales, Marketing and Operations to replace Joseph V. Szczepaniak as President and Chief Executive Officer.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


     (c) Exhibits.

         Description                                                  Exhibit
         -----------                                                  -------

         Press Release dated February 22, 2001                         99.1



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FINDEX.COM, INC.


Dated: March 2, 2001              By: /s/ Steven Malone
                                      ---------------------------------
                                      Name:  Steven Malone
                                      Title: Chief Executive Officer
                                                 and President



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                                  EXHIBIT INDEX

         Description                                                  Exhibit
         -----------                                                  -------

         Press Release dated February 22, 2001                          99.1